Lord Abbett Core Fixed Income Fund
Lord Abbett Core Fixed Income Fund

LORD ABBETT INVESTMENT TRUST

Lord Abbett Core Fixed Income Fund

Supplement dated November 7, 2014 to the

Summary Prospectus and Prospectus dated April 1, 2014

Effective November 7, 2014, the table below replaces the corresponding table for Core Fixed Income Fund (the “Fund”) under “Fees and Expenses – Annual Fund Operating Expenses.” The Fund’s fees shown under “Fees and Expenses – Shareholder Fees” remain unchanged.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class	A	B	C	F	I	P	R2	R3
Management Fees	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%
Distribution and Service (12b-1) Fees	0.20%	1.00%	0.85%(1)	0.10%	None	0.45%	0.60%	0.50%
Other Expenses	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses	0.85%	1.65%	1.50%	0.75%	0.65%	1.10%	1.25%	1.15%
Management Fee Waiver(2)	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%
Total Annual Fund Operating Expenses After Management Fee Waiver(2)	0.65%	1.45%	1.30%	0.55%	0.45%	0.90%	1.05%	0.95%

(1) The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(2) For the period from November 7, 2014 through March 31, 2016, Lord, Abbett & Co. LLC has contractually agreed to waive 0.20% of its management fee. Shareholders will incur actual total annual operating expenses equal to the amount of the applicable “Total Annual Fund Operating Expenses” shown above minus 0.20%. This agreement may be terminated only by the Fund’s Board of Trustees.

Please retain this document for your future reference.